UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 08, 2026

McGRATH RENTCORP

(Exact name of Registrant as Specified in Its Charter)

California	000-13292	94-2579843
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5700 Las Positas Road
Livermore, California		94551-7800
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (925) 606-9200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MGRC	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 8, 2026, McGrath RentCorp, a California corporation (the “Company”), entered into a Third Amended and Restated Credit Agreement with (i) Bank of America, N.A., serving as Administrative Agent, Swingline Lender and L/C Issuer, (ii) BofA Securities, Inc., serving as Joint Lead Arranger and Sole Bookrunner, (iii) U.S. Bank N.A. and Wells Fargo Bank, N.A. both serving as Joint Lead Arrangers and Co-Syndication Agents, and (iv) a syndicate of other lenders (the “Revised Credit Agreement”).

The Revised Credit Agreement extends the term of the revolving credit facility through May 8, 2031, and refinances the Company’s existing $650 million credit facility. The Revised Credit Agreement provides for (a) a $725,000,000 five-year revolving credit facility (the “Senior Credit Facility”) which includes a $40,000,000 sublimit for the issuance of standby letters of credit and a $20,000,000 sublimit for swingline loans, and (b) subject to the satisfaction of specified conditions, the ability for the Company from time to time after the closing of the transaction to add one or more tranches of term loans and/or increase the aggregate commitments under the Senior Credit Facility.

The proceeds of the Senior Credit Facility will be used for working capital, capital expenditure and other general corporate purposes.

The foregoing summary of the Revised Credit Agreement is not complete and is qualified in its entirety by the full text of the Revised Credit Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference in its entirety.

Item 2.03 - Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

To the extent required by Item 2.03 of Form 8-K, the information contained in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 7.01 Regulation FD Disclosure

On May 11, 2026, the Company issued a press release regarding the Revised Credit Agreement. The full text of the press release is furnished as Exhibit 99.1. The information under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Third Amended and Restated Credit Agreement, dated May 8, 2026, by and among McGrath RentCorp, Bank of America, N.A., U.S. Bank N.A., Wells Fargo Bank, N.A. and other lenders set forth therein.
99.1	Press Release of McGrath RentCorp, dated May 11, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McGRATH RENTCORP

Date:	May 11, 2026	By:	/s/ Keith E. Pratt
Keith E. Pratt Executive Vice President and Chief Financial Officer